UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 18, 2019

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-232430	AEP TEXAS INC. (a Delaware corporation) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 51-0007707	333-179092-01	AEP TEXAS RESTORATION FUNDING LLC (a Delaware limited liability company) 539 North Carancahua St, Suite 1700 Corpus Christi, Texas 78401 (361) 881-5399 83-4426234
________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events

On September 18, 2019, AEP Texas Restoration Funding LLC (the “Issuing Entity”) issued $235,282,000 of senior secured system restoration bonds, pursuant to an Indenture and Series Supplement (together, the “Indenture”), each  dated as of September 18, 2018.  The senior secured system restoration bonds were offered pursuant to the Prospectus dated September 11, 2019.  In connection with the issuance of the senior secured system restoration bonds, AEP Texas Inc. and the Issuing Entity entered into the agreements listed below in Item 9.01, which are annexed hereto as exhibits to this Current Report on 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture between AEP Texas Restoration Funding LLC and the Indenture Trustee (including forms of the Senior Secured System Restoration Bonds) dated as of September 18, 2019

10.1	Transition Property Servicing Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Servicer, dated as of September 18, 2019

10.2	Transition Property Purchase and Sale Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Seller, dated as of September 18, 2019

10.3	Administration Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Administrator, dated as of September 18, 2019

10.4
Amended and Restated Intercreditor Agreement between AEP Texas Restoration Funding LLC, AEP Texas Inc., AEP Texas Central Transition Funding II LLC, AEP Texas Central Transition Funding III LLC, U.S. Bank National Association, the Bank of New York Mellon and the Indenture Trustee, dated as of September 18, 2019

10.5	Series Supplement between AEP Texas Restoration Funding LLC and the Indenture Trustee, dated as of September 18, 2019

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture between AEP Texas Restoration Funding LLC and the Indenture Trustee (including forms of the Senior Secured System Restoration Bonds) dated as of September 18, 2019
10.1	Transition Property Servicing Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Servicer, dated as of September 18, 2019
10.2	Transition Property Purchase and Sale Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Seller, dated as of September 18, 2019
10.3	Administration Agreement between AEP Texas Restoration Funding LLC and AEP Texas Inc., as Administrator, dated as of September 18, 2019
10.4
Amended and Restated Intercreditor Agreement between AEP Texas Restoration Funding LLC, AEP Texas Inc., AEP Texas Central Transition Funding II LLC, AEP Texas Central Transition Funding III LLC, U.S. Bank National Association, the Bank of New York Mellon and the Indenture Trustee, dated as of September 18, 2019

10.5	Series Supplement between AEP Texas Restoration Funding LLC and the Indenture Trustee, dated as of September 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS INC.

/s/ Renee V. Hawkins
By:	Renee V. Hawkins
Title:	Assistant Treasurer

Date: September 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS RESTORATION FUNDING LLC

/s/ Renee V. Hawkins
By:	Renee V. Hawkins
Title:	Assistant Treasurer

Date: September 18, 2019